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                                                                 EXHIBIT (10)(b)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references made to our firm under the captions "Accounting and Auditing Experts" and "Financial Statements" and to the use of our reports as follows: our report dated February 5, 2002 (except for footnote 1, as to which the date is December 31, 2002) with respect to the restated 2001 consolidated financial statements of American General Life Insurance Company; our report dated February 1, 2002 (except for footnote 14, as to which the date is December 31, 2002), with respect to the 2001 consolidated financial statements of American General Life Insurance Company; our report dated February 5, 2002 (except for footnote 12, as to which the date is December 20, 2002), with respect to the financial statements of The American Franklin Life Insurance Company; our report dated February 5, 2002 (except for footnote 14, as to which the date is December 20, 2002), with respect to the consolidated financial statements of The Franklin Life Insurance Company; our report dated May 3, 2002 (except for footnote 15, as to which the date is December 20, 2002), with respect to the statutory-basis financial statements of All American Life Insurance Company; and our report dated March 7, 2002 with respect to the 2001 financial statements of American General Life Insurance Company Separate Account D; all included in this Post-Effective Amendment No. 8 to the Registration Statement (Form N-4, Nos. 333-40637 and 811-02441) to be filed by the Registrant, American General Life Insurance Company Separate Account D.

                                                /s/  ERNST & YOUNG LLP
                                                ----------------------

Houston, Texas
December 16, 2003